Exhibit 99.1

Exhibit 99.1

JONES

Soda Co.®

ICR 2008

Jones Soda Co.

Stephen C. Jones

Chief Executive Officer

Hassan Natha

Chief Financial Officer

September 2006

2

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Forward Looking Statement

Comments today may include forward-looking statements.

Please keep in mind that any statements made by the Company during this presentation that look forward in time or include anything other than historical information, involve risks and uncertainties that may affect the Company’s actual results of operations. Those risks and uncertainties are discussed in more detail in the Company’s periodic reports filed with the Securities and Exchange Commission.

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Company Overview

• Founded in 1996 as the original New Age premium soft drink (CSD)

• Based in Seattle, WA

• Listed on NASDAQ and TSX

• Competes in both $66mm CSD and $17mm New Age beverage market

• 3 beverage platforms:

– Carbonated Soft Drinks

– Functional

– Healthy

• Nationwide 3rd party distributors to expand availability

• Multiple 3rd party production and filling sites.

• Consumer brand centric approach to business.

• 76 employees including sales and marketing of 39.

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2008 A Transition Year

10 year History

“Niche”

•Alternative niche market •Specialty shops •Loyal web community

2007

“Growth Launch”

•Can launch •Multiple listings •Pure Cane Sugar

2008 +

“High growth”

•No change in strategy

•Focus on profitability

•Committed to quality and core user

•Continue availability expansion •adjust customer and pack mix

•Store level execution and volume per outlet

•Controls/systems

Enablers to support growth in 2008

• Financial liquidity

–$28m in cash and $15m Line of Credit

• Leadership skills

– Chief Operating Officer – (Beverage experience)

– CEO search in process (Experienced CPG leader)

– Head of Marketing

• Systems/Management processes/Discipline

– Investments & alignment with strategy

– Strategic investments for growth

• Store level execution skills

– Skill development

– Making execution possible

• Harnessing marketing and creativity

– Leverage Cole & Weber relationship

– Creativity in product development (flavors and packaging)

– Structure and process to marketing

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Three Business Platforms

Soft Drinks

Functional

Healthy

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Creating More Growth

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

8

Run with the little guy... create some change.

Creating More Growth

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

More: Adjust mix

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

More: Adjust mix

More: Adjust mix

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

More: Adjust mix

More: Adjust mix

More: Adjust mix

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

More: Adjust mix

More: Adjust mix

More: Adjust mix

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

More: Adjust mix

More: Adjust mix

More: Adjust mix

Focus

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Creating More Growth

Growth Opportunities

More

More: Adjust mix

More: Adjust mix

More: Adjust mix

Focus

Drinker Targets

Retail Outlets

Various Packages

Multiple Channels

Distributors

Multiple Regions

Production

Run with the little guy... create some change.

Three Business Platforms

Soft Drinks

Functional

Healthy

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Jones Soda Brand Profile

• Extreme, irreverent, independent expression: “Run with the little guy… create some change.”

• High margin premium soda.

• Passionate brand loyalty.

• Glass Bottle.

• Multiple flavor range.

• Specialty seasonal packs – Turkey and Gravy Thanksgiving.

• Personalized label technology (patented).

• Extreme sports partners.

• Skateboard and snowboard specialty shop availability.

• Premium on-premise retailers – Panera, Barnes & Noble.

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CSD Market Opportunity

• Until recently, Jones competed in a narrow niche of the new age beverage market

• Entry into the $65.9 Billion CSD market gives Jones access to a significantly larger opportunity

New Age Beverages $16.9 billion (1)

Single-Serve Fruit Beverages 20%

Entire New Age and CSD Market

$82.8 Billion

PET Water 35%

Sports Drinks 18%

Other 1%

RTD Coffee 1%

Premium Soda 3%

RTD Tea 16% Sparkling Water 6%

New Age Beverages $16.9

CSD Market $65.9 (2)

(1) Beverage World magazine annual beverage market survey.

Based on full year 2004 data.

(2) Beverage Digest March 2005.

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2008 Jones Soda Sources of Growth

“More drinkers, more often, more places, more money”

• Pure Cane Sugar communication

• Accelerate can rollout, focus regions, adjust mix of customers.

• Evaluate customer risk and opportunity

• In-store quality of executing – more volume per outlet and less “out of stocks”

• Jones Cola introduction to attract more shoppers and drinkers.

• Consumer demand activation program: cans and bottles.

• Seattle-based marketing partnerships – Seattle Seahawks…

• Cold drink development.

• Fewer specialty packs – increased leverage.

• Proposed international expansion in 2009.

High Profile, Premier Customer Base

• Jones has national distribution and strong relationships in the fastest growing trade channels

– High profile partnerships provide significant opportunities

Premium Foodservice

Alternative

Retail, Club, Mass

Natural (Regionally)

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Jones Soda Branding is a Consumer Platform

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Integrate MyJones into Marketing Initiatives

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Three Business Platforms

Soft Drinks

Functional

Healthy

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24c Profile

Premium vitamin-enhanced water.

Source of volume in high growth water market, enhanced water.

Same content in every bottle

20oz.PET package Six flavors Powder form Proprietary flavor

Outsourced production sites & distribution system Jones Soda sales force

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24c 2007 Launch

LAUNCH TARGET: local grocery chains

Q2: April 2007 introduction

– 3 distributors – Chicago and Phoenix

Q3: 45 distributors in 35 metropolitan markets

Q4: 95 distributors in 75 metropolitan markets

*2007 Volume: 127,000 cases (24 bottles/case)*

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24c 2008 plan

VOLUME GOAL: 500,000 cases (24 pack)

• Build high potential points of availability with focus on top 7 markets = $1.27B of water market.

• All 7 markets are developed enhanced-water markets

• Targeting distributors who lost Vitamin Water contracts

• Marketing focused on in-store trial and repeat purchaser

– Sampling demos

– Coolers

– Retailer co-op advertising

• Key is to establish stable foothold – then to maximize volume through each outlet.

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Three Business Platform

Soft Drinks Functional Healthy

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Organic Focus for 2007

• Jones Soda created and soft launched Jones Organics in early 2005

• Jones Organics targets the organic component of the $3.0 billion RTD market

• Currently distributed in Whole Foods and Safeway – increasing points of availability

• Innovative product development in progress

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Creating the future

“JONES* creativity”

• New categories

• New packages

• New Ideas

• New flavors

• New Marketing ideas

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